SCHEDULE 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  registrant  [  ]
Check  the  appropriate  box:
     [  ]  Preliminary  Proxy  Statement
     [  ]  Confidential,  for  Use  of the Commission only (as permitted by Rule
           14a-6(e)  (2))
     [x ]  Definitive  Proxy  Statement
     [  ]  Definitive  Additional  Materials
     [  ]  Soliciting  Material  Pursuant  to  the  Rule  240.14a-11 (c) or rule
           240.14a-  12

                          STANDARD CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name  of  Persons(s)  Filing proxy Statement if other that the registrant)

Payment  of  filing  fee  (check  the  appropriate  box):

[x ]     No  fee  required.
[  ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(I) (1) and
         0-11

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and stated how it was determined)

         (4)  Proposed  maximum  aggregate  value  of  transaction: -----------

         (5)  Total fee paid:.-------------------------------------------------

[  ]     Fee  paid  previously  with  preliminary  materials.
[  ]     Check box if any part of the fee is offset as provided by exchange Act
         Rule 0-11 (a) (2) and identify the filing by registration statement number, or the form of schedule and the data of its filing

(1)      Amount Previously Paid: --------------------------------------------

(2)      Form, schedule of Registration  Statement  No.:---------------------

(3)      Filing Party:-------------------------------------------------------

(4)      Date Filed: --------------------------------------------------------

                          STANDARD CAPITAL CORPORATION
                           34-3387 King George Highway
                            Surrey, British Columbia
                                 Canada, V4P 1B7

                NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, FEBRUARY 20, 2004

The Company will hold the 2004 Annual Meeting of Stockholders ("Annual Meeting ") of Standard Capital Corporation, a Delaware Corporation (the "Company") at The Vancouver Club, located at 915 West Hastings St. Vancouver, B.C. Canada on Friday, February 20, 2004, beginning at 11:00 a.m. local time, for the following purposes:

1) To elect three directors to serve until the 2005 Annual Meeting or until their respective successors are elected and qualified;

2) To ratify the appointment of Sellers and Andersen LLP as the Company's independent accountants for the fiscal year ending August 31, 2004;

3) To approve the amendment to the Certificate of Incorporation to effect a change in the authorized share capital of the Company from 25,000,000 common shares with a par value of $0.001 per share to 200,000,000 common shares with a par value of $0.001 per share;

4) To approve a stock option plan which will provide for granting of options to acquire shares of common stock in the Company for Directors, Officers, employees, consultants and non-employees who participate in the development of the Company; and

5) To transact such other business as may properly come before the Annual Meeting and any adjournment of postponement thereof.

Stockholders of record at the close of business on December 3, 2003 are entitled to notice of and vote at the Annual Meeting or any postponement or adjournment.

                                        By  order  of  E.  Del  Thachuk
                                            /s/  "Del  Thachuk"
                                            Chief  Executive  Officer,
                                             President  and  Director
Vancouver,  B.C.,  Canada
January 17, 2004
                                Important Notice

Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date, and return to accompanying proxy card in the enclosed envelope to ensure your representation and presence of a quorum at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting. Your proxy may be revoked at any time prior to the Annual Meeting in accordance with the procedures set forth in the Proxy Statement.

                          STANDARD CAPITAL CORPORATION

                           34-3387 King George Highway
                            Surrey, British Columbia
                                 Canada, V4P 1B7

January  17,  2004

Dear  Stockholder:

You are cordially invited to attend the first Annual Meeting of Stockholders (the "Annual Meeting") of Standard Capital Corporation (the "Company"), which will be held at The Vancouver Club, 915 West Hastings Street, Vancouver, B.C., Canada on Friday, February 20, 2004, beginning at 11:00 a.m. local time.

The items of business which will be acted upon at the Annual Meeting are described in the accompany Notice of Annual Meeting and Proxy Statement. Enclosed with this Proxy Statement is your Proxy Card and copy of our 2003
Annual  Report  under  Form  10-KSB.

If you do not plan to attend the Annual Meeting, please complete, date, sign, and promptly return the enclosed stamped self- addressed Proxy envelope provided so that your shares can be voted at the Annual Meeting in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

During the Annual Meeting, management will report on operations and other matters affecting the Company and will respond to stockholders' questions. On behalf of myself, I would like to express my appreciation for your continued interest in the affairs of our Company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/  "E.  Del  Thachuk"

E. Del Thachuk
President  and  Director


                             YOUR VOTE IS IMPORTANT

In order to assure you representation at the Annual Meeting, you are required to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed stamped self-addressed envelope.

                          STANDARD CAPITAL CORPORATION

           PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS
                     To be held on Friday, January 23, 2004

                                TABLE OF CONTENTS




                                                                                   Page
                                                                                   ----
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

Information Concerning Solicitation and voting. . . . . . . . . . . . . . . . . .     5

Proposal One   - (Election of Directors). . . . . . . . . . . . . . . . . . . . .     6

Proposal Two   - (Ratification of Independent Accountants). . . . . . . . . . . .    11

Proposal Three - (amend the Articles of Incorporation to increase the authorized share capital from 25,000,000 common
                 shares with a par value of $0.001 per share to
                 200,000,000 common shares with a par value of $0.001
                 per share). .            . . . . . . . . . . . . . . . . . . . .    11

Proposal Four - (approve a Stock Option Plan for the issuance of a
                 maximum of 5,000,000 shares under the Plan). . .           . . .    12

Information Regarding Beneficial Ownership of Principal Stockholders
and Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

Executive Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

Section 16(A) Beneficial Ownership Reporting Compliance . . . . . . . . . . . . .    17

Audit Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

Fees Billed for Services Rendered by Principal Accountants. . . . . . . . . . . .    18

Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

Availability of Information . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

Proxy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20

Exhibits:
        (1)  Audit Committee Charter. . . . . . . . . . . . . . . . . . . . .        22
        (2)  Stock Option Plan. . . . . . . . . . . . . . . . . . . . . . . . . .    24

                                 PROXY STATEMENT

                      FIRST ANNUAL MEETING OF STOCKHOLDERS

                          STANDARD CAPITAL CORPORATION

Your proxy, using the enclosed form, is solicited by the sole Director of Standard Capital Corporation, a Delaware corporation ("the Company") for the Annual Meeting of Stockholders ("the Annual Meeting") to be held at 11:00 a.m. on Friday, February 20, 2004, at The Vancouver Club located at 915 West Hastings St, Vancouver, B.C., Canada, and at any adjournment or postponement of the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement, the enclosed proxy card, our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003, are furnished to the holders of our common stock. Management anticipates that the mailing to stockholders of these proxy materials will occur on or about January 17, 2004.

PURPOSE  OF  MEETING

The specific proposal to be considered and acted upon at the Annual Meeting are summarized in the proceeding Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING  RIGHTS

Our common stock is the only class of securities entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on January 3, 2004 (the "Record Date") are entitled to receive Notice of the Annual Meeting and vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 1,295,000 shares of common stock outstanding; each share is entitled to one vote on each matter to be voted upon. A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company's offices at 34-3387 King George Highway, Surrey, British Columbia, Canada, V4P 1B7.

Voting can take place at the Annual Meeting only if stockholders owning a majority of voting power of the common stock (that is a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the Record Date, the Company had 1,295,000 voting shares of common stock outstanding. Approval of each of the proposals requires the affirmative votes required to achieve a majority of the votes cast. Abstentions will not affect the voting results although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Whether or not you are able to attend the Annual Meeting in person, you are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by our sole Director and when properly completed and not revoked, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for or against, or in abstention, will be voted FOR the election of each of the three nominees for Director named below; FOR ratification for the appointment of Seller and Andersen LLP as the Company's independent public accountants the fiscal year ending August 31, 2004; FOR the amendment of the Articles of Incorporation to increase the authorized share capital from 25,000,000 common shares with a par value of 0.001 per share to 200,000,000 common shares with a par value of 0.001 per share; and FOR the approval of a Stock Option Plan for
the  future  issuance of a Maximum of 5,000,000  shares  under this Plan.   If
other matters come before the Annual Meeting the proxies will be voted at the discretion of your sole director.

Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION  OF  PROXIES

The solicitation of proxies will be conducted by mail and the Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and additional solicitation material furnished to stockholders. The Company has not retained a proxy solicitor in conjunction with the Annual Meeting. The Company may conduct further solicitation personally, telephonically or by facsimile through its sole director who will not receive any additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect three directors to serve until the 2005 Annual Meeting of stockholders or until they're respective successors are elected and qualified. Unless marked otherwise, proxies received will be voted FOR the election of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the three nominees listed below, and in such an event, the specific nominees to be voted for will be determined by the proxy holders.

Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If none of the nominee is unable or unwilling to serve as a director, at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the director. As of the date of this Proxy Statement, the director has no reason to believe that none of the nominees named below will be unable or unwilling to serve as a nominee or as a director if elected.

Only one of the nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below






NOMINEE                    AGE     POSITION AND OFFICE HELD WITH THE COMPANY
------------               ---      ----------------------------------------
Del Thachuk (1)
                            67     Chief Executive officer, President
                                   and Director

Gordon Brooke (1)           59     NONE

Al Ibsen. . . .         .   62     NONE




(1)  Member  of  the  Audit  Committee

BUSINESS  EXPERIENCE  OF  DIRECTOR  NOMINEES

DEL THACHUK, has been the President and Director of the Company since its inception. Del graduated from the Victoria Composite High School in Edmonton, Alberta before spending nine months articling as a Chartered Accountant student; but did not complete the course requirements. Subsequently, he worked for two years for the City of Edmonton as a surveyor before entering professional football for four years. Del was a player for London Lords in London, Ontario and then was hired by the Edmonton Eskimos. From 1962 to 1969, he was owner and president of Civic Tire & Battery Ltd. located in Olds, Alberta. His company owned three tire shops and was in partnership with an additional two. Subsequent to the sale of his company he became a contractor for a short period of time during which time he built and sold five houses and approximately thirty pre-fab. homes. In 1971, Del commenced mining a placer gold properly he owned in Atlin, British Columbia. During the fifteen years he mined his placer property he extracted in excess of 30,000 ounces of gold. With the sale of the placer property, Del, over the next five years, entered into various mining ventures in Nevada, Washington State and British Columbia. During the same period of time, he was president of Red Fox Minerals Ltd., a company listed on the former Vancouver Stock Exchange. In 1991, he became part owner and general manager of Koken Sand & Gravel which employed 36 employees and in its third year of operations had in excess of CDN $6,000,000 in sales. In 1994, Mr. Thachuk became a consultant for various companies until 1997 when he acquired and became president of a Mine-A-Max Corporation, a company trading on the OTCBB (currently under the name of Peabodys Coffee Inc.). He is no longer associated with Peabodys Coffee Inc. For the past five years, Del has been investigating various business opportunities and assisting individuals in start-up situations. In 2001, he became the president and a director of Info-Pro Technology Systems Inc.; a company developing business manuals for sale directly to the public or on the internet. To date, no sales have been made but the product is now fully developed.

GORDON BROOKE attended Westwood School Secondary School in Paddington, London, England before becoming an articled clerk in 1961 with Roberts White and

Company, Chartered Accountants. In 1967, he continued his articles with FF Sharles & Company, Chartered Accountants, as audit manager and supervisor of audits which entailed general audit, accounting, financial statement presentation for small public companies, including such companies as a dairy, a trade stamp company, automobile dealerships, financing companies, engineering, retailer, wholesalers, barristers and solicitors, antique dealers and clothing manufacturers. He had total responsibility for the audit of Michael Manufacturing Limited, a public trading company. This entailed the preparation of all information in the year-end financial statements and all printed matters for exchange filing and information to be distributed to the shareholders. In 1969, he qualified as a Chartered Accountant for England and Wales and immigrated to Canada where he accepted a position with Deloitte, Haskins and Sells, Chartered Accountants, in Toronto, Canada. His responsibilities included being an audit supervisor for mainly small and large business clients which included such firms as Wickett & Craig- tanners, Canada Dry Inc. - soft drinks, Chromalox Canada - heating systems, Northern Pigments - paints, to name a few. In 1972, he accepted a position as assistant to the chief Financial Officer of Candeco Management Inc. of Toronto where his responsibilities included preparation of monthly and annual financial reporting packages for all subsidiaries including corporate tax returns, preparation of all required audit working papers and complete audit files for all subsidiaries, responsibilities for internal control systems for all operating subsidiaries. In 1974, he became assistant to the chief Financial Officer of Canadian Chromalox Ltd. in Toronto where he undertook the controller functions from time to time and subsequently became the Ant-Inflation Officer for Canadian Chromalox's group of companies where he was responsible for all price increase application to Ottawa. In 1977, with the end of the Anti-Inflation legislation he became an independent financial consultant where he offered the following services: accounting, financial statement presentation, business plans, personal and corporate taxation services, corporate reorganizations and restructurings, prospectus preparation and analysis and public offering advice and service. His client base consisted of such companies as Spectra Anodizing Inc. - anodizing services, Security Mirror Ltd. - mirror manufacturer, Arco Prime Steel Inc. -steel fabricator and many other small businesses as well as a continuing relationship with Canadian Chromalox and its subsidiaries. During this same period of time, Gordon Brooke either owned or was a working shareholder in the following business: Black Swan Investments Inc. 30% shareholder in a pub in Toronto, Octagon Industries Inc. 10% shareholder in a signage company, Reybrooke Housewares - 100% owner in a company licensed with a United Kingdom company for PVC extrusions, Beaver Hill Farm Inc. - 33.3% owner of this company which was a producer of fresh herbs grown under light and sold to over 200 retail outlets in southern Ontario. In 1997 he became financial consultant to Confectionately Yours Inc. a Toronto based company specializing in large fresh baked goods and cereal bar manufacturer. His responsibilities were to serve as an interim controller and prepare business plans. In 1998, he became the unofficial Chief Financial Officer of the company until it was sold in December 2000. In 2001 to the present time, he has been working for Snack Crafters Inc. in Toronto as a financial consultant where he is responsibilities have been to prepare business plans, to service as an interim accountant providing accounting services, preparation of financial statements on a non-audit basis, corporate tax returns and assisting the company in its reorganization and restructuring.

ALEXANDER ('AL") JOHN IBSEN, 62, graduated from grade 12 and was hired in 1965 by Grant, Atkinson & Blair Ltd., a food brokerage firm, located in Vancouver,

British Columbia where he worked initially as a salesman before becoming Sales Management and eventually the Branch Manager, supervising a staff of 12. This entailed all head offices accounts in the food, drug and mass merchandisers' items. Through his leadership, the department exceeded the company's budgeted revenue each year he was employed with the company. In 1972, Al joined the firm of R.A. Brown and Sons Ltd., another food brokerage firm, located in Vancouver where he became the sales Manager for the entire British Columbia Region. He was responsible for a staff of 10 employees but the company itself did twice the volume of sales of his former employer. During his employment with R.A. Brown and Sons Ltd. Al's department exceeded the company's budget revenue figures each year. In 1983, he became the general Manager for I.D. Foods Western Corporation and subsequently became General Manager for western Canada with a staff of 20 people. Again he either met or exceeded the company's sales budget prior to becoming employed in 1987 with Capital Bag Ltd./ Crown Packaging Ltd. In 1991, he was hired as Sales Manager for the western Canadian division as well as being responsible for Toronto, Ontario sales department for Sonoco Flexible Packaging Corp. even though this company was located in Vancouver, British Columbia. While at Sonoco, he managed to exceed the budgets there each and every year he was with the company. In fact, in his last year with the firm, he sold an additional CDN $10,000,000 over and above the budget figures. In May 2001, the company sold their packaging lines in Canada thereby eliminating Al's position with the company. Since 2001, Al has worked as a self-employed contractor in the food industry. Al has served as the past President of many organizations; some of which are as follows: Eastgate Masonic Lodge, Burnaby Big Brothers, B.C. Food Brokerage Association (now an honorary member) and the Food Executives Club of British Columbia (Honorary Member). Al has strong communication and interpersonal skills at all levels of business and can identify and implement new ideas when required.

MEETINGS  OF  THE  BOARD  AND  BOARD  COMMITTEES

Since inception, the Company has had only one director and therefore there has been no Board of Directors' meeting and no meetings of the Audit Committee. With the election of the two new directors, there will be periodic Board of Directors meetings as required from time to time. Management is attempting to seek out one or more individuals who have a professional designation in geology and mining. In electing Gordon Brooke to the Board of Directors, the Company will have an individual to be part of the Audit Committee who is considered a financial expert with the following qualifications:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves;

- Experience preparing, auditing, analyzing or evaluating financial statements that present a breath and level of complexity generally comparable to those of the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-     An  understanding  of  Audit  Committee  functions.

Further, the Securities Exchange Commission (the "SEC") requires that such attributes have been acquired through any one or more of the follow ways:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

- Experience overseeing or assessing the performance of a companies of public accountants with respect to the preparation, auditing or evaluation of financial statements; and

-     Other  relevant  experience.

Gordon Brooke's professional experience is compatible with the above noted requirements.

Besides that the Audit committee, the Company has no other committees at the present time.

DIRECTOR  COMPENSATION

The Company does not pay fees to its director for the performance of his duties as director of the Company. We do reimburse the director for his out-of-pocket expenses incurred in connection with attending to business on behalf of the Company. We do not compensate our future directors for committee participation. Nevertheless, the Company realizes that its director does not contribute a service to it and has given recognition to this service by accruing $200 per month. Basically, this in an accounting entry and the director will never be able to be reimbursed in cash or in shares for the amount accrued. The monthly charge is expensed with an offsetting credit to "Capital in Excess of Par Value" on the Balance Sheet.

RECOMMENDATION  OF  YOUR  DIRECTOR

Your  director  recommends  a vote FOR the election of all nominees named above.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

Sellers and Anderson, LLP, has audited the Company's financial statements since the year ended August 31, 1999, and has been appointed by the Company's director to continue as the Company's independent accountants for the fiscal year ending August 31, 2004. Stockholders ratification of the selection of Sellers and Anderson, LLP as the Company's independent accountants is not required by the Company's bylaws or otherwise. However, the Director is submitting the selection of Sellers and Anderson LLP for stockholder ratification as a matter of good corporate practice. The persons name in the accompanying Proxy will vote the Common Stock represented by the proxy for ratification of the selection of Sellers and Anderson, LLP, unless a contrary choice has been specified in the Proxy. If the stockholders fail to ratify the appointment, the Director will reconsider his selection, although the Director would not be required to select different independent public accountants for the Company. Even if the selection is ratified, the director, at discretion of the future Board of Directors, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feel that such a change would be in the Companies and the stockholders' best interests.

A representative of Sellers and Anderson, LLP is not expected to be present at the Annual Meeting; therefore, shareholders will not have the opportunity to make statements if he or she desires to do so directly to the independent public accountants.

RECOMMENDATION  OF  YOUR  DIRECTOR

Your Director recommends a vote FOR the ratification of the appointment of Sellers and Anderson, LLP as the Company's independent accountants for the fiscal year ending August 31, 2004.


                                   PROPOSAL NO. 3

APPROVAL AND ADOPTION OF AN AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE INCREASE OF THE AUTHORIZED SHARE CAPITAL OF THE COMPANY FROM 25,000,000 SHARES WITH A PAR VALUE OF $0.001 PER SHARE AMOUNTING TO $25,000 TO 200,000,000 SHARES WITH A PAR VALUE OF $0.001 PER SHARE, AMOUNTING TO $200,000.

Your director has recommended that it is advisable and for the benefit of the Company to amend its Certificate of Incorporation and Amend and Restate Articles of Incorporation to change the authorized share capital of the Company from 25,000,000 common shares with a par value of $0.001 per share to 200,000,000 common share with a par value of $0.001 per share.

Your Director feels that if the Company, in the future, wishes to issue shares in its capital stock that a limit of 25,000,000 authorized common shares might have an effect on the number of shares that can be offered to the investing public. With an increase in the authorized shares to 200,000,000 common shares, any future issuance of shares would not be a problem.

The proposed amendment to change the authorized share capital would be effective upon the filing of an Amendment to the Certificate of Incorporation and Amended and Restated Articles of Incorporation with the Secretary of State of Delaware, which would be made shortly following the adoption of the amendment at the Annual Meeting.

If the proposed amendment is approved, the Fourth paragraph of the Amendment of the Certificate of Incorporation will be deleted in its entirety and replaced by the following:

     FOURTH. The total number of share of stock, which this corporation is authorized to issue, is:

     Two Hundred Million (200,000,000) shares with a par value of one tenth of one cent ($0.001) per share, amounting to Two Hundred Thousand Dollars ($200,000).

A similar deletion and replacement to the Amended and Restated Articles of Incorporation will be replaced as follows:

                                   ARTICLE III

The aggregate number of shares, which the corporation shall have authorized to issue, is 200,000,000 Common Shares ("Common Shares"), with a par value of $0.001 per share.

Approval of the two above amendments requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting. If stockholders do not approve this proposal, then the Company's authorized share capital will remain the same.

RECOMMENDATION  BY  YOUR  DIRECTOR

Your director recommends a vote FOR the proposal to amend the Certificate of Incorporation and Amended and Restated Articles of Incorporation to increase the authorized share capital from 25,000,000 Common Shares with a par value of $0.001 to 200,000,000 Common Shares with a par value 0.001 per share.


                                 PROPOSAL NO. 4

  APPROVAL OF STOCK OPTION PLAN FOR THE ISSUANCE OF A MAXIMUM OF 5,000,000
                          COMMON SHARES UNDER THE PLAN

Your Company is seeking stockholders' approval for the establishment of Incentive Stock Option Plan ("2004 Plan") to serve as an equity incentive program for management, qualified employees, non-employee members of the Board of Directors, and independent advisors or consultants. The 2004 Plan will become effective upon adoption by your director, and ratification by the stockholders at the Annual Meeting. Under the 2004 Plan, the total number of shares of common stock reserved for issuance is 5,000,000, which may be Incentive Stock Options ("ISO") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options.

     The  2004  Plan  contains  two  separate  components:

(i) a discretionary option grant program under which eligible individuals in the Company's employ or service (including officers and other employees, non-employee Board members and independent advisors or consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock; and

(ii) an automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercised price equal to their fair market value on the award Date.

Your new Board of Directors or a committee of two or more members of the Board will administer the discretionary option grant program. Plan administrators have sole authority to prescribe the timing of option grants, determine the number of shares subject to each grant, the exercise price, vesting schedule, and term for which any option will remain outstanding. The Board of Directors will have the authority to correct any defect, supply any omission or reconcile any inconsistency in the 2004 Plan, and determine the terms and restrictions on all restricted option awards granted under the 2004 Plan, and in general, to construe and interpret any provision of the 2004 Plan or any option granted there under 2004 Plan. The administration of the automatic option grant program will be self-executing in accordance with the provisions of the 2004 Plan (refer to Exhibit 2)

Factors to be considered by the Plan Administrators in granting stock options under the discretionary option grant program includes, but are not limited to the following: grants made to employees and executive officers upon initial employment; grants upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement: and/or when all previously granted stock options have either fully vested or are within twelve months of full vesting. With respect to independent consultants and advisors, options may be granted in lieu of cash fees as consideration to achieve specific milestones. Typically grants to employees will be made in connection with the negotiation of the individual's initial salary level, and range between 10,000 to 50,000 options. Using these factors, the Plan Administrators, in conjunction with your chief Executive Officer, will recommend the number of options to be granted. The Board of Directors may make recommendations that deviate from the historical guidelines where they deem it appropriate. Options are granted at no less that current market value as of the date of grant, and typically vest over a five-year period. In some instances, a graduated range of exercise price will be established. In these circumstances, the Company is considering using a formula of 50% of the total granted options at the market value at the time of grant, 25% at 150% of market value and 25% at 200% of market value.

The exercise price for outstanding option grants under the 2004 Plan may be paid in cash or, upon approval of the Plan Administrators, in shares of common stock value at fair market value on the exercise date. The option may also be exercised through a same-day cashless exercise program or a reduction in the amount of any Company liability to the optionee. In addition, the Plan Administrators may provide financial assistance to one or more optionees in the exercise of their outstanding options by allowing the individuals to deliver a full-recourse, interest-bearing promissory note in payment of the exercise price and any associated withholdings taxes incurred in connection with the exercise.

Under the automatic option grant program, immediately after each Annual Meeting of stockholders, each elected non-member director of the Company shall automatically be granted a nonqualified stock option to purchase 15,000 shares of common stock for each year included in the term for which such he or she was elected, provided that the individual has not previously received an option grant from the Company in connection with his or her Board service which remains invested.

Under the 2004 Plan, no stock option can be granted for a period longer that ten years or for a period longer that five years for ISO granted to optionees possessing more that 10% of the total combined voting power of the common shares of the Company. Following the effective date of any registration of the Company's securities under the Exchange Act, the per share exercises price for any option granted may not be less than the fair market value of the Company's securities on the grant date. Unless extended by the right to exercise an option terminates thirty days after the termination of an optionee's employment, contractual or director relationship with the Company. If the optionee dies or is disabled, the option will remain exercisable for a period of one year after the termination of employment or relationship with the Company.

At the sole discretion of the Plan Administrators, options granted under the 2004 Plan may contain resale provisions pursuant to which the purchaser of the common stock issued upon exercise of the option may be limited to sales of common stock in an amount, which may not exceed 250,000 shares during any three-month period.

At the date of this Proxy Statement, the company has not issued any stock options.

RECOMMENDATION  OF  YOUR  DIRECTOR

Your Director recommends a vote FOR the approval of the 2004 Incentive Stock Option Plan.


     INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
                                   MANAGEMEMT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 30, 2003 for (a) each person we know to be beneficial owner of five present or more of our common stock, (b) each director of the Company, (c) each of the executive officers of the Company named in the Summery Compensation Table of this Proxy Statement (the "named Executive Officers"), and (d) your Director and Executive Officers as a group.





Name and Address of       Amount of Beneficial   Percentage
Beneficial Owner(1)           Ownership (2)       of Class
------------------------  ---------------------  ----------
Del Thachuk. . . . . . .                100,000 (i)     7.7
Doris M. O'Brien . . . .                100,000         7.7
Auggnetha Quashie. . . .                100,000         7.7
Michael Levesque . . . .                100,000         7.7
Michael Thachuk. . . . .                100,000 (ii)    7.7
Gerry Wolff. . . . . . .                100,000         7.7
Marvis E. Shaw . . . . .                100,000         7.7
Ken Radomsky . . . . . .                100,000         7.7
Raymond Cal Miller . . .                100,000         7.7
Marion K. Sept . . . . .                100,000         7.7
Karen Ford . . . . . . .                100,000         7.7
Maryanne Thachuk . . . .                  NIL           0.0
Directors and Executive
Officers as a Group. . .                100,000         7.7




(1) Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2) Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be required in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of the computing the percentage for such other persons. Your director and officers do not have any options, warrants, rights or conversion privileges outstanding.

(i) This stock is restricted since it was issued in compliance with the exemption from registration provide by Section 4(2) of the Securities Act of 1933, as amended. After this stock has been held for one year your director could sell 1% of the outstanding stock in the Company every three months. Therefore, this stock can be sold after the expiration of one year in compliance with provisions rule 144. There is
       "stock transfer" instructions placed against the certificate and a legend has been imprinted on the stock certificate itself.

(ii) Michael Thachuk the son of Del and Maryanne Thachuk. He is married and lives in his own home.

                               EXECUTIVE OFFICERS

     The  names,  ages and positions of our executive officers are listed below:





Name                       Age                   Position
----------------           ---        ----------------------------------------

Del Thachuk. . .            67        Chief Executive Officer and President

Maryanne Thachuk            67        Chief Financial Officer, Chief Accounting
                                      Officer and Secretary Treasurer

The following is a iscussion of the business background of Maryanne Thachuk ( refer to page 7 for the business background of Del Thachuk).




MARYANNE THACHUK has been Secretary Treasurer of our Company since its inception. She graduated from Jasper Place Senior High School in Edmonton in 1954 and then obtained a Certified Secretarial Diploma from McTavish Business College. From 1956 to 1960, Maryanne worked for the CJCA Broadcasting Station in Edmonton reporting on court cases, sport related events and other news issues. She was the assistant to the Sports and News Director. In 1960, she moved to Vancouver and was employed as a private Secretary to the President of Dueck Motors. In 1962, she moved back to Alberta where she was trained as an In-Service Social Worker with the Alberta Government Department of Public & Child Welfare. In 1964, Maryanne moved back to Vancouver as the Secretary of the President of Lindal Cedar Homes. From 1965 to 1988, she worked part time for the President of Delmor Enterprises before becoming one of its directors. In 1988, she became the Personal Secretary to the Board chairman of the Culinary Foods Division for Canadian Airline. Since 1990, she has been working for the B.C. Government Department of Education (Surrey School District #36) where she has received specialized training in financial and administration functions. She retired in 2001 and has remained so since.

Presently the officer identified above serves at the discretion of your director and subsequent to the Annual Meeting at the discretion of the Board of Directors.

EXECUTIVE  COMPENSATION  AND  OTHER  INFORMATION

The following summery compensation table indicated the cash and non-cash compensation earned during the fiscal year ending August 31, 2000 to 2003 by our Chief Executive Officer and our Chief Financial Officer:


                     SUMMARY COMPENSATION TABLE (2000-2003)

           Annual  Compensation          Long  term  Compensation  (US  Dollars)
           --------------------          ---------------------------------------
                                         Awards                 Payouts





(a)                    (b)      (c)      (e)      (f)       (g  )      (h)       (i)
                                        Other    Restricted                    All other
                                        annual   stock     Options/    LTIP      compen-
Name and Princi- . .                    Comp.    awards      SAR      payouts   sation
pal position . . . .  Year     Salary    ($)       ($)       (#)        ($)        ($)
--------------------  -------  -----------  ----------  --------  --------  ----  ----

                      2000      -0-      -0-       -0-       -0-        -0-      -0-
Del Thachuk. . . . .  2001      -0-      -0-       -0-       -0-        -0-      -0-
President and. . . .  2002      -0-      -0-       -0-       -0-        -0-      -0-
     Director. . . .  2003      -0-      -0-       -0-       -0-        -0-      -0-


                      2000      -0-      -0-       -0-       -0-        -0-      -0-
Maryanne Thachuk . .  2001      -0-      -0-       -0-       -0-        -0-      -0-
Secretary Treasurer.  2002      -0-      -0-       -0-       -0-        -0-      -0-
                      2003      -0-      -0-       -0-       -0-        -0-      -0-

There are no stock options outstanding as at August 31, 2003, but as mentioned under Proposal 5 the Company is seeking approval from its stockholders to introduce an Incentive Stock Option Plan.

The Company is not a party to any employment contracts or collective bargaining agreements.

SECTION  16  (A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires that your director and executive officers, and persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of change in ownership of our common stock and other equity securities. Officers, directors and greater-than- ten percent stockholders are required by SEC regulation to furnish us with copies of all section 16 (a) forms the file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

Based upon review of the copies of the Section 16 (a) reports furnished to us, or written representations from one more of these persons, we believe that there has been compliance will all section 16 (a) filing requirements applicable to our officers, director and ten-percent beneficial owners; since Del and Maryanne Thachuk have both filed Form 3 and Del Thachuk has filed a Form 5 for 2003.


                                 AUDIT COMMITTEE

     NOTWITHSTANDING ANYTHNG TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERANCE INTO ANY SUCH FILLINGS HAVE BEEN MADE.

Since the inception of the Company, there have not been any Audit Committee meetings due to the limited number of directors and officers. One of the main purposes of increasing the number of directors is to ensure there are sufficient persons available to participate in the activities of the Audit Committee. Presently, the Audit Committee consists of only Del Thachuk.

The Audit Committee will operate under a written charter adopted by the sole director, attached to this Proxy Statement as Exhibit 1. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to stockholders ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performancing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee this process.

In this context, Del Thachuk has held discussions with the independent accountants regarding matters required to be discussed by Statement on Auditing Standards No. 61.

The Company's independent accountants also provided to him a written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." Del Thachuk discussed with the independent accountants its firm's independence and considered whether the non-audit services provided by the independent accountants are comparable with maintaining its independence. The only non-auditing services provided by the independent accountants were the preparation of the corporate income tax returns.

Based on the above discussion with the independent accountants, Del Thachuk has authorized the inclusion of the audited financial statement in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2003 as filed with the SEC.


           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANTS

AUDIT  FEES.

Sellers and Andersen LLP, our independent auditor and principal accountant, billed the Company a aggregate of $3,400 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year in connection with the audit of our financial statements for the fiscal year ended August 31,2003, and the reviews of the financial statements included in each of our Form 10-QSB filed during the year.

FINANCIAL  INFORMATION  SYSTEMS  AND  IMPLEMEMTATION  FEES.

Sellers and Andersen did not perform or bill our Company for professional services during the fiscal year ended August 31, 2003, in connection with the design and implementation of financial information systems.

The Audit Committee, at the present time being only Del Thachuk, has concluded that the provision of these services to our Company is compatible with maintaining Sellers and Andersen LLP's independence.

TAX  FEES

Sellers and Andersen LLP invoiced the Company $200 for the preparation and completion of the corporate income tax returns.

DISAGREEMENT WITH THE INDEPENDENT ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

From inception to date, the Company's principal accountants have been Sellers and Andersen, LLC of Salt Lake City, Utah. The firm's report for the period from inception to August 31. 2003 did not contain any adverse opinion or disclaimer, nor were there any disagreements between management and the Company's accountants.





                                  OTHER MATTERS

The Board of Directors does not know any other business that may come before the Annual Meeting, but if any are properly presented at the Annual Meeting, on any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.

                           AVAILABILITY OF INFORMATION

A copy or our Annual Report on Form 10-KSB for the year ended August 31, 2003, as filed with the SEC, is being mailed to stockholders together with the 2003 Annual Report and Proxy Statement. If stockholders require copies of the various Form 10-QSB filed during the year they may obtain a copy, without charge, by writing to Maryanne Thachuk, Standard Capital Corporation, 34-3387 King George Highway, Surrey, British Columbia, Canada, V4P 1B7.


                                                By  Order  of  your  Director

                                                 /s/  "E.  Del  Thachuk"

                                                    E.  Del  Thachuk
                                           President and Chief Executive Officer

January 17, 2004

                                      PROXY

                          STANDARD CAPITAL CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 20,2004

               THIS PROXY IS SOLICITED ON BEHALF OF YOUR DIRECTOR

THE UNDERSIGNED REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE STOCKHOLDERS' MEETING TO BE HELD FEBRUARY 20, 2004 AND THE PROXY STATEMENT, AND APPOINTS DEL THACHUK AND MARYANNE THACHUK, OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUATION, TO VOTE ALL SHARES OF COMMON STOCK OF STANDARD CAPITAL CORPORATION, THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER BEHALF OR ON BEHALF OF AN ENTITY OR ENTITIES A THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON FEBRUARY 20, 2004, AND AT ANY ADJOURMENT OR POSTPONMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF JANUARY 2, 2004, AND SHALL BE VOTED IN THE MANNER SET FORTH BELOW:

PLEASE MARK, DATE AND SIGN IN THE SPACE PROVIDED BELOW AND RETURN PROPTLY USING THE ENCLOSED STAMPED SELF-ADDRESSED ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ITEMS BELOW BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPASAL 1-5, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURMENT OR POSTPONEMENT THEREOF.

1. To elect the following nominees as directors to serve until the next Annual Meeting or until their successors have been elected and qualified:

               E. Del Thachuk            FOR           AGAINST           ABSTAIN

               Alexander Ibsen           FOR           AGAINST           ABSTAIN

               Gordon Brooke             FOR           AGAINST           ABSTAIN

2. To ratify the selection of Sellers and Andersen LLP as the Company's independent accountants:

                FOR           AGAINST           ABSTAIN

3. Amendment to the Certificate of Incorporation and Amended and Restated Articles of Incorporation to increase the authorized share capital of the Company from 25,000,000 common share with a par value of $0.001 per share to 200,000,000 common shares with a par value of $0.001 per share:

                FOR           AGAINST           ABSTAIN

4. To approve the adoption of an Incentive Stock Option Plan as an incentive to directors, officers, employees and consultants:

                FOR           AGAINST           ABSTAIN



Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other capacity, sign name and title.


Dated:  ____________________ ,  2004



(signature)


(address)